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FOURTEENTH AMENDMENT TO AMENDED AND RESTATED
REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

THIS FOURTEENTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into January __, 2017 by and among AIR INDUSTRIES MACHINING, CORP. (as successor by merger with Gales Industries Acquisition Corp., Inc.) (“Air”), a corporation organized under the laws of the State of New York, WELDING METALLURGY, INC. (as successor by merger with WMS Merger Corp.) (“WM”), a corporation organized under the laws of the State of New York, NASSAU TOOL WORKS, INC. (formerly known as NTW Operating Inc.) (“Nassau”), a corporation organized under the laws of the State of New York, WOODBINE PRODUCTS, INC. (“WP”), a corporation organized under the laws of the State of New York, MILLER STUART INC. (“MS”), a corporation organized under the laws of the State of New York, EUR-PAC CORPORATION (“Eur-Pac”), a corporation organized under the laws of the State of Connecticut, ELECTRONIC CONNECTION CORPORATION (“ECC”), a corporation organized under the laws of the State of Connecticut, and THE STERLING ENGINEERING CORPORATION (“STERLING”  and collectively with Air, WM, Nassau, WP, MS, EUR-PAC and ECC, the “Borrower”), a corporation organized under the laws of the State of Connecticut, AIR INDUSTRIES GROUP (as successor by merger with Air Industries Group, Inc. f/k/a Gales Industries Incorporated, a Delaware corporation)(“AIR GROUP”) a corporation organized under the laws of the State of Nevada and AIR REALTY GROUP, LLC (“REALTY”, and collectively with Air Group and  with the Borrower, the “Obligor”), a limited liability company  organized under the laws of the State of Connecticut, and PNC BANK, NATIONAL ASSOCIATION (“PNC”), the various financial institutions named therein or which hereafter become a party thereto, (together with PNC, collectively, “Lenders”) and PNC as agent for Lenders (in such capacity, “Agent”).

RECITALS

Whereas, Obligor and PNC entered into a certain Amended and Restated Revolving Credit, Term Loan and Security Agreement dated June 27, 2013 (which has been, is being and may be further amended, replaced, restated, modified and/or extended, the “Loan Agreement”); and

Whereas, Obligor and PNC have agreed to modify the terms of the Loan Agreement as set forth in this Agreement.

Now, therefore, in consideration of PNC’s continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

1)	ACKNOWLEDGMENT OF BALANCE. Obligor acknowledges that the most recent statement of account sent to Obligor with respect to the Obligations is correct.

2)	MODIFICATIONS. The Loan Agreement be and hereby is modified as follows:

(a)	A new definition is hereby added to Section 1.2 of the Loan Agreement to read as follows: “Fourteenth Amendment Closing Date” shall mean January __, 2017.

(b)	Subsections 6.5(a) and 6.5(b) of the Loan Agreement are hereby deleted in their entirety and replaced with new Subsections 6.5(a) and 6.5(b) to read as follows:

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(a) Fixed Charge Coverage Ratio.  Maintain a Fixed Charge Coverage Ratio, of not less than 1.25 to 1.00, tested quarterly on a consolidated rolling twelve (12) month basis; however, for the quarter ending June 30, 2017, which shall be tested based upon the prior six (6) months,  the Fixed Charge Coverage Ratio shall not be less than 1.00 to 1.00 and for the quarter ending September 30, 2017, which shall be tested based upon the prior nine (9) months, the Fixed Charge Coverage Ratio shall not be less than 1.10 to 1.00.

(b)  Minimum EBITDA.  Minimum EBITDA to be determined after receipt of the draft fiscal year end financial statements and review of the same by RAS Management Advisors.

3)
GUARANTOR’S RATIFICATION.  (A) Air Industries Group, a corporation organized under the laws of the State of Nevada (as successor by merger with Air Industries Group, Inc. f/k/a Gales Industries Incorporated, a Delaware corporation) hereby reaffirms its continuing obligations under the terms of that certain Guaranty and Suretyship Agreement dated August 24, 2007 executed by Air Industries Group, Inc. f/k/a Gales Industries Incorporated, a Delaware corporation, and (B) Air Realty Group, LLC, a Connecticut limited liability company hereby reaffirms its continuing obligations under the terms of that certain Continuing Unlimited Guaranty dated March 9, 2015 (collectively, the “Guaranty”), and acknowledge that (i) they have read this Agreement, (ii) the Obligations under the Loan Agreement are secured by the Guaranty, and (iii) they make such reaffirmation with full knowledge of the terms thereof.

4)
WAIVER OF DEFAULT.  Agent, on behalf of the Lenders, hereby waives Borrower’s failure to comply with Subsections 6.5(a) and 6.5(b) of the Loan Agreement, the Fixed Charge Coverage Ratio and the Minimum EBITDA covenant for the period ended September 30, 2016.  Such waiver is solely for such periods and does not extend to any other default which might exist now or in the future.

5)
CONSENT TO SALE OF STOCK.  Agent, on behalf of the Lenders, hereby consents to the sale by AIR GROUP of all of the issued and outstanding capital stock of AMK pursuant to a Stock Purchase Agreement dated January __, 2017 (“Stock Purchase Agreement”) between AIR GROUP as seller and Meyer Tool, Inc., as purchaser, provided, that, such consent is conditioned upon a portion of the sales price being utilized as follows: (A) $1,700,000 being applied to the Term Loan, (B) $1,800,000 being applied to outstanding Revolving Advances, and (C) $1,000,000 being applied to pay down Borrower’s existing accounts payable as follows: (i) $500,000 on the Fourteenth Amendment Closing Date, and (ii) $500,000 on a future date to be determined by the Agent in its sole discretion.  Upon consummation of the transaction contemplated by the Stock Purchase Agreement and satisfaction of the conditions set forth in clauses (A), (B), and (C)(i) above, AMK is released from all of its Obligations pursuant to the Loan Agreement.

6)
REPAYMENT OF OUTSTANDING EXCESS ADVANCES.  Borrower and Agent recognize that as of the Fourteenth Amendment Closing Date, and after utilization of the proceeds from the transaction contemplated by the Stock Purchase Agreement, there are outstanding excess advances as defined by Subsection 2.8 of the Loan Agreement (“Excess Advances”) in the amount of $5,294,071.19, and Borrower hereby agrees that such Excess Advances shall be reduced as follows:

(i)      by the sum of $50,000.00 to be paid on each Monday during the months of January, February and March of 2017; and

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(ii)      by the sum of $100,000.00 to be paid on each Monday thereafter, and continuing until such Excess Advances have been repaid in full.

So long as Excess Advances remain outstanding, interest with respect to all such outstanding Excess Advances shall be charged at an interest rate at all times equal to the Revolving Interest Rate.

7)	ACKNOWLEDGMENTS. Borrower acknowledges and represents that:

(A) the Loan Agreement and Other Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

(B) to the best of its knowledge, no default by the Agent or Lenders in the performance of their duties under the Loan Agreement or the Other Documents has occurred;

(C) all representations and warranties of the Borrower contained herein, in the Loan Agreement and in the Other Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date;

(D) Borrower has taken all necessary action to authorize the execution and delivery of this Agreement;

(E) this Agreement is a modification of an existing obligation and is not a novation; and

(F) it has authorized the Agent to engage RAS Management Advisors to perform a comprehensive evaluation of the Borrower’s operations, at Borrower’s sole cost and expense.

8)	PRECONDITIONS. As preconditions to the effectiveness of any of the modifications, consents, or waivers contained herein, the Borrower agrees to:

(A) provide the Agent with this Agreement, properly executed;

(B) pay to the Agent an Amendment Fee in the amount of $50,000.00 on the Fourteenth Amendment Closing Date;

(C) provide the Agent with all information and documentation required by the Agent;

(D) pay all legal fees incurred by the Agent in entering into this Agreement to Wilentz, Goldman & Spitzer; and

(E) pay all other fees and costs incurred by the Lenders in entering into this Agreement.

9)
MISCELLANEOUS.  This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without reference to that state’s conflicts of law principles.  This Agreement, the Loan Agreement and the Other Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof.  No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.  The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement, the Loan Agreement or the Other Documents.  This Agreement, the Loan Agreement and the Other Documents are intended to be consistent.  However, in the event of any inconsistencies among this Agreement, the Loan Agreement and/or any of the Other Documents, the terms of this Agreement, then the Loan Agreement, shall control.  This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts.  Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

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10)
DEFINITIONS.  The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement.  The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in State of New York.

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IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year above written.

ATTEST:

By: /s/ Michael Recca
   Name:   MICHAEL RECCA
   Title:    Chief Financial Officer

ATTEST:

By: /s/ Michael Recca
   Name:   MICHAEL RECCA
   Title:    Chief Financial Officer

ATTEST:

By: /s/ Michael Recca
   Name:   MICHAEL RECCA
   Title:    Chief Financial Officer

ATTEST:

By: /s/ Michael Recca
   Name:   MICHAEL RECCA
   Title:    Chief Financial Officer

AIR INDUSTRIES MACHINING, CORP.

By:  /s/ Daniel R. Godin
   Name:  DANIEL R. GODIN
   Title:    President

WELDING METALLURGY, INC.  (as
successor by merger with WMS Merger Corp.)

By:  /s/ Daniel R. Godin
   Name:  DANIEL R. GODIN
   Title:    President

NASSAU TOOL WORKS, INC.
(formerly known as NTW Operating Inc.)

By:  /s/ Daniel R. Godin
   Name:  DANIEL R. GODIN
   Title:    President

AIR INDUSTRIES GROUP

By:  /s/ Daniel R. Godin
   Name:  DANIEL R. GODIN
   Title:    President

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ATTEST:

By: /s/ Michael Recca
   Name:   MICHAEL RECCA
   Title:    Chief Financial Officer

ATTEST:

By: /s/ Michael Recca
   Name:   MICHAEL RECCA
   Title:    Chief Financial Officer

ATTEST:

By: /s/ Michael Recca
   Name:   MICHAEL RECCA
   Title:    Chief Financial Officer

ATTEST:

By: /s/ Michael Recca
   Name:   MICHAEL RECCA
   Title:    Chief Financial Officer

MILLER STUART INC.

By:  /s/ Daniel R. Godin
   Name:  DANIEL R. GODIN
   Title:    President

WOODBINE PRODUCTS, INC.

By:  /s/ Daniel R. Godin
   Name:  DANIEL R. GODIN
   Title:    President

EUR-PAC CORPORATION

By:  /s/ Daniel R. Godin
   Name:  DANIEL R. GODIN
   Title:    President

ELECTRONIC CONNECTION CORPORATION

By:  /s/ Daniel R. Godin
   Name:  DANIEL R. GODIN
   Title:    President

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ATTEST: By: /s/ Michael Recca Name: MICHAEL RECCA Title: Chief Financial Officer ATTEST: By: /s/ Michael Recca Name: MICHAEL RECCA Title: Chief Financial Officer	THE STERLING ENGINEERING CORPORATION By: /s/ Daniel R. Godin Name: DANIEL R. GODIN Title: President AIR REALTY GROUP, LLC By: /s/ Daniel R. Godin Name: DANIEL R. GODIN Title: President

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PNC BANK, NATIONAL ASSOCIATION Lender and as Agent By: /s/ Victor Alarcon Name: VICTOR ALARCON Title: SeniorVice President